                                                                  EXHIBIT 10.2.1

                             COBALT NETWORKS, INC.
                              EMPLOYEE STOCK PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------


[Name]                                                           ISO - [ ]

--------------------------
--------------------------

     You have been granted an option, consisting of the Stock Option Agreement attached hereto as Exhibit A and this Notice of Stock Option Grant (together, the "Option") to purchase Common Stock of COBALT NETWORKS, INC. (the "Company") as follows:

     Date of Grant
                                      ----------------------------

     Vesting Date
                                      ----------------------------

     Option Price Per Share            $
                                      ----------------------------

     Total Number of Shares Granted
                                      ----------------------------

     Total Price of Shares Granted     $
                                      ----------------------------

     Type of Option                       Incentive Stock Option
                                      ---
                                          Nonqualified Stock
                                      --- Option

     Term/Expiration Date             10 years/
                                               -------------------
     Exercise Schedule:
     -----------------

     This Option may be exercised, in whole or in part, in accordance with the Vesting Schedule set out below;

     Vesting Schedule:
     ----------------

            Date of Vesting                    Number of Shares
            ---------------                    ----------------

     Termination Period:
     ------------------

     Option may be exercised for 90 days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

     Additional Forms of Consideration:
     --------------------------------

     In addition to the forms of consideration set out in Section 3 of the Stock Option Agreement, this Option may be exercised using the following forms of consideration:

                                             _ No Additional Forms

                                             _ Additional Forms as
                                               noted: Promissory Note at
                                               the discretion of the
                                               Company.__________________

_________________________________________________________________________
_________________________________________________________________________

Exercise of this Option shall be on a form of Exercise Notice provided by the Company.

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S EMPLOYEE STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT T0 TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and certain information related to it and represents that he or she is familiar with the terms and provisions of the Plan and this Option. Optionee accepts this Option subject to all such terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Employee Stock Plan and the [Incentive/Nonstatutory] Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                              COBALT NETWORKS, INC., a
                                       California company


                                       By
--------------------------                ---------------------------
Signature

                                       Title
--------------------------                   ------------------------
Print Name

                               CONSENT OF SPOUSE
                               -----------------

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Stock Option. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Stock Option, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Stock Option and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Stock Option.



                                            ------------------------------------
                                                   Spouse of Purchaser